Exhibit 99.1
Comerica Incorporated Lehman Brothers Financial Services Conference May 2008 Beth Acton Chief Financial Officer

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

Comerica: A Brief Overview Among the top 20 bank holding companies in the U.S. Largest headquartered bank in Texas $67 billion in assets at March 31, 2008 Founded over 150 years ago Major markets include: California Arizona Michigan Texas Corporate Overview Florida

Better Positioned to Navigate the Storm Most current banking industry volatility issues largely outside business model No asset-backed commercial paper or SIVs created by Comerica No subprime mortgage programs Minimal residential and consumer loans Risk management culture and sophistication Our Approach Enables Growth Without Distraction Core deposit growth*: geographic diversification accelerated Strong loan growth: geographic and business sector diversification Focus on superior product diversification/increasing fee income Multiple funding sources and solid capital position *Excludes Finance/Institutional CDs, and Financial Services Division balances Corporate Overview

Why We Believe We're Different Relationships are Main Priority Big bank services, community bank feel Focused on growing and maintaining long-term relationships Relationship Managers known for ingenuity, flexibility and responsiveness Business Bank Focus Among the top 10 bank holding companies with the most commercial and industrial loans* Clear understanding of customers and their banking needs Natural entry point to cross-sell other services "Banking Centers" not Branches Targets Middle Market, Small Business, Wealth Management and mass affluent Supports all Lines of Business and each Line of Business is held accountable Portfolio of new banking centers are meeting average 18 month accretion target Superior Risk Management Focus Robust reserving process No subprime mortgage programs No SIVs, CDOs or other exotic debt structures created by Comerica Consumer portfolio is self-originated and relationship oriented Corporate Overview * Source: American Banker

Deliver Long-Term Shareholder Value By: Exporting our expertise to higher growth markets Continuing investments to achieve balance amongst our businesses Building and enhancing customer relationships Systematically managing risk Holding ourselves accountable Strategic Overview

Deliver Long-Term Shareholder Value By: Exporting our expertise to higher growth markets Continuing investments to achieve balance amongst our businesses Building and enhancing customer relationships Systematically managing risk Holding ourselves accountable Strategic Overview

Established in 3 of the Top 4 Largest States Growth Source: U.S. Census Bureau 2007 Population Estimates

Established in 3 of the Top 10 Fastest Growing States by Personal Income Growth Source: U.S. Bureau of Economic Analysis, data released on 6/7/2007 Personal income growth, %, 2002-2007

Deliver Long-Term Shareholder Value By: Exporting our expertise to higher growth markets Continuing investments to achieve balance amongst our businesses Building and enhancing customer relationships Systematically managing risk Holding ourselves accountable Strategic Overview

Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 8%* * Excludes average Financial Services Division loans of $1.6B in 1Q07 and $0.8B in 1Q08 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 1Q08: $51.1 billion* 1Q07: $47.3 billion* Balance Private Banking $3.8B 8% Small Business Banking $4.0B 8% Personal Banking $2.1B 4% Specialty Businesses** $4.5B 10% Nat'l Dealer Services $5.3B 11% Middle Market $15.9B 34% Commercial Real Estate $6.5B 14% Global Corp Banking $5.2B 11% Global Corp Banking $6.1B 12% Commercial Real Estate $7.0B 14% Middle Market $16.7B 33% Nat'l Dealer Services $5.2B 10% Specialty Businesses** $5.5B 11% Personal Banking $2.1B 4% Small Business Banking $4.2B 8% Private Banking $4.3B 8%

Investing to Accelerate Growth and Balance: Banking Center Expansion Balance 361 Banking Centers December 2003 March 2008 420 Banking Centers FL 2% CA 20% MI 57% TX 19% AZ 2% FL 2% CA 12% MI 72% TX 14% AZ <1%

New Banking Center Deposits 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 Deposits ($) 236.410856 379.041293 413.658248 460.366727 500.44724 533.898426 610.573174 826.07435 890.275364 1127.348288 1526.135 1771.339 751.219 597.973 284.532 333.583 Month Average CAGR: 19% Personal Banking - 30% Business Bank - 38% Small Business Banking - 15% WIM - 17% Millions Balance

A Leaner, More Efficient Company 2003 2004 2005 2006 2007 1Q08 Average Assets 52.98 50.948 52.506 56.579 58.574 63.927 Headcount (FTE) 11034 10720 10636 10700 10782 10643 Headcount (FTE) Ex New Banking Center Employees 11034 10631 10440 10303 10284 10123 Declining Headcount Despite Execution of Growth Strategy Headcount Average Assets Expense Control Average assets in $billions; actual headcount (FTE: Full Time Equivalent) data

Deliver Long-Term Shareholder Value By: Exporting our expertise to higher growth markets Continuing investments to achieve balance amongst our businesses Building and enhancing customer relationships Systematically managing risk Holding ourselves accountable Strategic Overview

Our Competitive Edge Our relationship banking model is the cornerstone of our commercial lending business We've built a national platform and proven our ability to export our expertise to new markets We offer the same capabilities of much larger banks but with superior customer service of smaller banks Relationships

Achieving Geographic Loan Growth 1Q08: $51.1 billion* 1Q07: $47.3 billion* *Excludes average Financial Services Division loans of $1.6B in 1Q07 and $0.8B in 1Q08 Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Year-over-Year Average Loan Outstandings up 8%* Relationships Texas $6.4B 14% Western $14.6B 31% Midwest $18.7B 40% Florida $1.6B 3% Int'l $2.1B 4% Other Markets $3.9B 8% Texas $7.7B 15% Western $16.1B 32% Midwest $19.0B 37% Florida $1.9B 4% Int'l $2.2B 4% Other Markets $4.2B 8%

1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Texas 5355 5796 6121 6360 6444 6570 6902 7381 7642 Strong Loan Growth in Texas CAGR: 18% First Quarter 2008 Average Loan Growth of 14%* $ in millions * Excludes Financial Services Division loans; analysis of 1Q08 compared to 4Q07 annualized Relationships

Deliver Long-Term Shareholder Value By: Exporting our expertise to higher growth markets Continuing investments to achieve balance amongst our businesses Building and enhancing customer relationships Systematically managing risk Holding ourselves accountable Strategic Overview

Credit Quality 1Q08 4Q07 1Q07 Net credit-related* charge-offs to average total loans Excluding CRE Line of Business 0.85% 0.31% 0.50% 0.25% 0.16% 0.16% Nonperforming assets to total loans and foreclosed property 1.07% 0.83% 0.49% Allowance for loan losses to total loans 1.16% 1.10% 1.04% Allowance for loan losses to nonperforming loans 112% 138% 229% * Includes net loan charge-offs and net charge-offs on lending-related commitments Risk Management

Granular Nonaccrual Loans March 31, 2008: $538 million By Line of Business March 31, 2008 period-end balances in $millions 47% of nonaccrual loans located in the Western market Average charge-off to nonaccrual loans: 31% Granularity of commercial nonaccrual loans: Outstanding # of Relationships Under $5M $178 325 $5 - $10M 156 22 $10 - $25M 202 13 Over $25M 0 0 Total $536 360 Risk Management Private Banking $7MM 1% Small Business Banking $50MM 9% Commercial Real Estate $383MM 71% Middle Market $78MM 15% Other Business Lines $20MM 4%

UB USB PNC BBT CMA ZION MTB RF KEY STI MI FITB NCC HBAN 0.003 0.0053 0.0083 0.0105 0.0034 0.0109 0.0111 0.0125 0.0146 0.0187 0.0195 0.0196 0.0237 0.0408 0.0073 Total Comerica: 1.07% Comerica Non-CRE: 0.34%, Comerica CRE: 0.73% Peer Group Average: 1.49% Nonperforming Assets to Total Loans and Foreclosed Property At March 31, 2008 Source: 10-Q reports; CRE: Commercial Real Estate Nonperforming Assets Comparison Risk Management

Net Loan Charge-offs by Geography 1Q08: $110 million 4Q07: $63 million $ in millions Risk Management Texas $3MM Western $22MM Midwest $37MM Other Markets $1MM Texas $5MM Western $66MM Midwest $28MM Florida $10MM International $1MM

Commercial Real Estate Line of Business Net Loan Charge-offs 1Q08: $75 million 4Q07: $36 million $ in millions Risk Management Texas $2MM Western $58MM Midwest $14MM Florida $1MM Other Markets $1MM Western $9MM Midwest $26MM

California Housing Market Source: California Association of Realtors Risk Management California Median Existing Single-Family Home Price $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 California Building Permits 80,000 100,000 120,000 140,000 160,000 180,000 200,000 220,000 Jan-2001 Jan-2002 Jan-2003 Jan-2004 Jan-2005 Jan-2006 Jan-2007 Jan-2008 Rolling 12-Mo. Sum

Western Market Commercial Real Estate Line of Business Smaller local developers 41% of total nonaccrual loans ($217 million) 100% of net loan charge- offs in Western CRE ($58 million) Entire portfolio transferred to Special Assets Group Local CA Real Estate Residential Mortgages 2.1 0.4 March 31, 2008: $2.5 billion March 31, 2008 balances in $billions * Based on location of booking office; 50% Southern CA, 35% Northern CA CA Local RRE* $0.8B CA Local Residential Real Estate Developer Portfolio: Risk Management

Deliver Long-Term Shareholder Value By: Exporting our expertise to higher growth markets Continuing investments to achieve balance amongst our businesses Building and enhancing customer relationships Systematically managing risk Holding ourselves accountable Strategic Overview

1Q08 Financial Results $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation 1Q08 4Q07 1Q07 Net Income $109 $119 $190 Diluted EPS from continuing operations $0.73 $0.77 $1.19 Diluted EPS $0.73 $0.79 $1.19 Return on equity from continuing operations 8.51% 9.20% 14.86% Net interest income $476 $489 $502 Net interest margin 3.22% 3.43% 3.82% Provision for loan losses $159 $108 $23 Noninterest income $237 $230 $203 Noninterest expenses $403 $450 $407 Accountability

1Q08 Highlights *Excludes Financial Services Division; Analysis of 1Q08 compared to 4Q07 **CRE: Commercial Real Estate Annualized average loan growth of 10%* Texas: 14% Western: 10% Midwest: 9% Noninterest bearing deposit growth of 12%* Net interest margin of 3.22% Credit quality Allowance for loan losses to total loans increased to 1.16% Credit quality concerns primarily focused on CA residential real estate Net credit-related charge-offs as a percentage of average total loans of 85 bps or 31 bps excluding CRE** Line of Business Solid capital position Accountability

12/31/05 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/2008 Comerica 0.0778 0.0754 0.0749 0.0718 0.0701 0.0685 0.0675 Peer Group Median** 0.07 0.0734 0.067 0.0655 0.0639 0.0574 Capital Ratio Strength *Tier 1 Common = (Tier 1 Capital - Preferred Stock) / Risk-adjusted Assets **Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION Funding & Capital 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/2008 Comerica 0.0852 0.0859 0.0826 0.0817 0.0791 0.0762 Peer Group Median** 0.0625 0.0604 0.0564 0.0558 0.055 Tier 1 Common Capital Ratio* Tangible Equity / Tangible Assets Ratio

2008 Full Year Outlook Loan growth (excluding the Financial Services Division)*: mid single-digit growth Texas low double-digit* West mid to high single-digit* Midwest low single-digit* Average earning asset growth: in excess of average loan growth Net interest margin: around 3.10% Net credit-related charge-offs: around 75 to 80 bps** Noninterest income*: low single-digit increase Noninterest expense*: low single-digit decrease Effective tax rate: about 28% Tier 1 common ratio: maintain within 6.50-7.50% target range This outlook is provided as of April 29, 2008 * Percentage change over 2007 ** Provision for credit losses exceeding net credit-related charge-offs Accountability

Comerica: Poised for the Future Consistent strategy Based on unique relationship banking model Traditional Commercial Banking Investing to accelerate growth and balance Banking center expansion in high growth markets Relocation of corporate headquarters to Dallas, TX New and enhanced products and services Returning excess capital to investors 39 consecutive years of dividend increases; attractive dividend yield Solid capital position Investment Rationale

Appendix

Lines of Businesses: At a Glance Retail Bank Wealth & Institutional Management Business Bank 420 banking centers* 716,000 Personal Banking customers* 95,000 Small Business customers* Call centers, ATMs, Web Banking Trust services Private Banking Investment management Brokerage and Insurance Lending & Leasing Treasury Management International Trade Services 39% of avg. total deposits in 1Q08 Plan to open about 32 new banking centers in 2008, all in high growth markets Not a mass market retail bank Target small businesses, middle market, business owners and the affluent Focus on solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains #9 among bank holding companies with the most commercial and industrial loans** Middle Market represents 32% of avg. total loans in 1Q08 Loan growth momentum in Texas and Western markets Sound credit standards Sophisticated credit management tools Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms Corporate Overview * At March 31, 2008 ** Source: American Banker

Business Bank Retail Bank W&IM 1617 847 428 Our Core Businesses Business Bank Complete spectrum of credit and non- credit financial products, cash management and international trade services The Retail Bank Personalized financial products & services to consumers and small businesses Wealth & Institutional Management Serves the needs of affluent clients, foundations and corporations Business Bank $1,617MM 56% W&IM $428MM 15% Retail Bank $847MM 29% 2007 Revenue By Business Segment* *Full year 2007 revenues of $2.9 billion from continuing operations (FTE) excluding Finance & Other Businesses Corporate Overview

Midwest Western Texas Florida International Other Markets Avg Loans 19 16.1 7.7 1.9 2.2 4.2 Where We Operate Midwest $1,334MM 46% Western $837MM 29% Texas $365MM 13% Florida $61MM 2% * The U.S. Census Bureau **Full year 2007 revenues of $2.9 billion from continuing operations (FTE) excluding Finance & Other Businesses; Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Other Markets $190MM 6% Int'l $105MM 4% Exporting our 150 year relationship banking expertise to high growth markets Operate in seven of the eleven largest U.S. cities California, Arizona, Texas and Florida to account for over one- half of U.S. population growth between 2000 and 2030* Geographic footprint diversifies earnings mix 2007 Revenue By Market Segment** Corporate Overview

Net Interest Income Net interest income of $476 million Good loan and deposit growth Securities portfolio increased One less day in first quarter ($5 million) Net interest margin of 3.22% Reduced contribution from noninterest bearing deposits in a lower rate environment Loan growth outpacing deposit growth Securities portfolio increased Lowered deposit rates For 1Q08 1Q08 Highlights

Noninterest Income Growth in fee income: Investment banking fees Deposit service charges Gain on sale of Visa shares Seasonal decline in commercial lending fees Decline in principal investing and warrant income 3Q06* 4Q06* 1Q07 2Q07 3Q07 4Q07 1Q08 Noninterest Income 202 215 203 225 230 230 237 FSD Settlement Proceeds 1Q08 vs. 4Q07 $ in millions 1Q08 Highlights

Loan Momentum Continues in Growth Markets 1Q08 4Q07 Q - Q% Chg 1Q07 Y - Y% Chg Midwest $19.0 $18.6 2% $18.7 2% Western > Excluding FSD 16.9 16.1 16.6 15.7 2% 3% 16.2 14.6 4% 10% Texas 7.7 7.4 4% 6.4 19% Florida 1.9 1.7 9% 1.6 15% Other Markets 4.2 4.2 -1% 3.9 7% International 2.2 2.2 4% 2.1 9% TOTAL $51.9 $50.7 2% $48.9 6% > EXCLUDING FSD $51.1 $49.8 3% $47.3 8% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA 1Q08 Highlights

Diverse Line of Business Loan Growth 1Q08 4Q07 Q - Q% Change 1Q07 Y - Y% Change Middle Market $16.7 $16.4 1% $15.9 5% Commercial Real Estate 7.0 6.9 1% 6.5 7% Global Corporate Banking 6.1 5.7 8% 5.2 18% National Dealer Services 5.2 5.1 2% 5.3 -2% Specialty Businesses* > Excluding FSD 6.3 5.5 6.2 5.3 1% 4% 6.1 4.5 3% 21% SUBTOTAL - BUSINESS BANK $41.3 $40.3 2% $39.0 6% Small Business Banking 4.2 4.1 3% 4.0 7% Personal Banking 2.1 2.1 -3% 2.1 -5% SUBTOTAL - RETAIL BANK $6.3 $6.2 1% $6.1 3% Private Banking 4.3 4.2 4% 3.8 15% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $4.3 $4.2 4% $3.8 15% TOTAL > EXCLUDING FSD $51.9 $51.1 $50.7 $49.8 2% 3% $48.9 $47.3 6% 8% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 1Q08 Highlights

1Q08 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.2 $5.1 $2.0 $0.2 $1.2 $-- $16.7 Commercial Real Estate 1.3 2.7 1.2 0.5 1.3 -- 7.0 Global Corporate Banking 1.7 1.1 0.3 0.1 0.7 2.2 6.1 National Dealer Services 0.8 3.2 0.3 0.5 0.4 -- 5.2 Specialty Businesses* 1.2 2.3 2.2 0.0 0.6 -- 6.3 SUBTOTAL - BUSINESS BANK $13.2 $14.4 $6.0 $1.3 $4.2 $2.2 $41.3 Small Business Banking 2.2 1.0 1.0 -- -- -- 4.2 Personal Banking 1.8 0.1 0.2 -- 0.0 -- 2.1 SUBTOTAL - RETAIL BANK $4.0 $1.1 $1.2 $-- $0.0 $-- $6.3 Private Banking 1.8 1.4 0.5 0.6 -- -- 4.3 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.8 $1.4 $0.5 $0.6 $-- $-- $4.3 TOTAL $19.0 $16.9 $7.7 $1.9 $4.2 $2.2 $51.9 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 1Q08 Highlights

Plan to open about 32 new banking centers in 2008, all in high growth markets Location of New Banking Centers 2005 2006 2007 3/08 Full Year 2008 Total 3/08 California 8 12 13 2 14 85 Arizona 2 2 3 1 5 9 Texas 7 7 12 0 12 79 Florida 0 3 0 0 1 9 Michigan 1 1 2 0 0 238 Total 18 25 30 3 32 420 Investing to Accelerate Growth and Balance: Banking Center Expansion 1Q08 Highlights

Growing Deposits 1Q08 total deposits of $44.1 billion Average noninterest-bearing deposits* grew 12% Deposits grew in: Middle Market Global Corporate Banking Technology & Life Sciences Personal Banking Private Banking Average core deposits* increased: 3% in the West 2% in Texas $ in billions *Excludes Finance/Institutional CDs, and Financial Services Division balances; 1Q08 vs 4Q07 annualized 1Q07 2Q07 3Q07 4Q07 1Q08 Money Market & NOW 13.517 13.614 13.799 14.071 14.265 Savings Deposits 1.38 1.419 1.378 1.373 1.358 Customer CDs / Foreign Office Time 8.448 8.305 8.715 9.49 9.465 Noninterest-bearing 8.712 8.355 8.264 8.473 8.729 Average Core Deposits* 1Q08 Highlights

Line of Business Average Deposits 1Q08 4Q07 Q - Q% Change 1Q07 Y - Y% Change Middle Market $4.3 $4.2 2% $4.3 1% Commercial Real Estate 0.9 0.9 -8% 1.0 -16% Global Corporate Banking 3.7 3.7 1% 3.3 11% National Dealer Services 0.1 0.1 -3% 0.1 -4% Specialty Businesses1 > Excluding FSD 6.9 3.9 7.0 3.8 -2% 2% 8.0 3.3 -14% 19% SUBTOTAL - BUSINESS BANK >Excluding FSD $15.9 $12.9 $15.9 $12.7 0% 1% $16.7 $12.0 -5% 7% Small Business Banking 3.9 4.0 -4% 3.9 1% Personal Banking 13.3 13.3 1% 13.2 1% SUBTOTAL - RETAIL BANK $17.2 $17.3 -1% $17.1 1% Private Banking 2.6 2.6 3% 2.3 14% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.6 $2.6 3% $2.3 14% Finance/Other2 8.4 6.6 N/M 6.5 N/M TOTAL > EXCLUDING FSD $44.1 $41.1 $42.4 $39.2 4% 5% $42.6 $37.9 3% 8% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. CD's: 1Q08 - $7.3B; 4Q07 - $5.8B; 1Q07 - $5.8B 1Q08 Highlights

1Q08 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.7 $3.3 $0.2 $0.0 $0.1 $-- $4.3 Commercial Real Estate 0.2 0.2 0.1 0.1 0.3 -- 0.9 Global Corporate Banking 1.9 0.4 0.2 0.0 0.4 0.8 3.7 National Dealer Services 0.0 0.1 0.0 0.0 -- -- 0.1 Specialty Businesses1 0.1 5.6 0.5 -- 0.7 -- 6.9 SUBTOTAL - BUSINESS BANK $2.9 $9.6 $1.0 $0.1 $1.5 $0.8 $15.9 Small Business Banking 1.9 1.0 1.0 -- -- -- 3.9 Personal Banking 10.6 1.0 1.7 -- -- -- 13.3 SUBTOTAL - RETAIL BANK $12.5 $2.0 $2.7 $-- $-- $-- $17.2 Private Banking 0.7 1.3 0.3 0.3 0.0 -- 2.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.3 $0.3 $0.3 $0.0 $-- $2.6 Finance/Other2 8.4 -- -- -- -- -- 8.4 TOTAL $24.5 $12.9 $4.0 $0.4 $1.5 $0.8 $44.1 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $7.3B in Institutional CD's; included in Finance Division segment 1Q08 Highlights

Financial Services Division Data 1Q08 4Q07 1Q07 Average Balance Sheet Noninterest-bearing $1.9 $2.1 $3.5 Interest-bearing 1.1 1.1 1.2 Total Deposits $3.0 $3.2 $4.7 Total Loans $0.8 $0.9 $1.6 Noninterest Expenses Customer Services $6 $7 $14 Average Rates FSD Loans (Primarily Low-rate) 1.12% 0.98% 0.68% FSD Interest-bearing Deposits 2.77% 3.78% 3.91% Balance Sheet data in $billions; Noninterest Expense data in $millions 2008 Full Year Outlook: Average noninterest-bearing deposits are expected to be about $1.7 to $1.9 billion Average loans are expected to fluctuate with the level of noninterest-bearing deposits 1Q08 Highlights

Commercial Real Estate Loan Portfolio 1Q08: $15.0 billion 1Q08 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Loan outstandings grew in TX and Mortgage Banking (1Q08 vs 4Q07) Nonaccrual loans of $383 million Loans over $2 million transferred to nonaccrual totaled $233 million Net loan charge-offs of $75 million Credit Commercial Mortgages* $1.4B 9% Real Estate Construction* $4.1B 28% Primarily Owner Occupied Commercial Mortgages $9.5B 63%

Commercial Real Estate Line of Business March 31, 2008 Loan Outstandings: $5.5 billion* By Project Type By Geography March 31, 2008 balances in $billions; Geography reflects location of property * Excludes $1.5B in Commercial Real Estate line of business loans not secured by real estate Credit Texas $1.0B 18% Michigan $0.9B 16% Western $2.5B 45% Florida $0.6B 11% Other Markets $0.5B 10% Land Carry $0.7B 14% Land Development $0.7B 13% Single Family $1.5B 27% Retail $0.8B 14% Multi-family $0.7B 12% Commercial $0.3B 5% Office $0.4B 8% Multi-use $0.4B 7%

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $0.9 $0.1 $0.1 $0.2 $0.1 $1.4 Land Development 0.3 0.1 0.2 0.0 0.1 0.7 Retail 0.2 0.1 0.2 0.1 0.1 0.7 Multi-family 0.1 0.0 0.2 0.1 0.1 0.5 Multi-use 0.2 0.0 0.1 0.0 0.0 0.3 Office 0.1 0.0 0.1 -- 0.0 0.2 Commercial 0.1 0.1 0.0 0.0 0.0 0.2 Land Carry 0.1 -- -- -- -- 0.1 TOTAL $2.0 $0.4 $0.9 $0.4 $0.4 $4.1 March 31, 2008 balances in $billions Geography reflects location of property Credit

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.2 $0.2 $0.1 $0.1 $0.0 $0.6 Multi-family 0.0 0.1 0.0 0.1 0.0 0.2 Office 0.1 0.1 0.0 0.0 0.0 0.2 Commercial 0.1 0.0 0.0 -- 0.0 0.1 Retail 0.0 0.0 0.0 0.0 0.1 0.1 Multi-use 0.0 0.1 0.0 0.0 0.0 0.1 Single Family 0.1 0.0 0.0 0.0 0.0 0.1 TOTAL $0.5 $0.5 $0.1 $0.2 $0.1 $1.4 March 31, 2008 balances in $billions Geography reflects location of property Credit

Residential Real Estate (RRE) Portfolio Risk Assessment Process Credit Quality Review Meet quarterly or as new information is available Approve strategy for exit or restructure Review collateral values, including appraisals (updated as appropriate) and secondary market price indications Determine provisions and charge-offs Loan Loss Reserves Increased Special Asset Group (SAG) Local CA RRE customers and relationship managers transferred to SAG, and managed by experienced work out professionals Access Secondary Market Debt Sales (Brokers & Commercial Developers) Credit

Automotive Manufacturer Exposure Declining 12/05 12/06 12/07 2/08 Exposure: Dealer $6.6 $ 7.4 $ 7.3 $ 7.4 Other Automotive: Domestic Ownership $3.3 $ 2.9 $ 2.6 $ 2.5 Foreign Ownership $1.5 1.3 1.1 1.1 Total Other Automotive $4.8 $ 4.2 $ 3.7 $3.6 Outstandings: Dealer $4.8 $ 5.6 $ 5.4 $ 5.4 Other Automotive: Domestic Ownership $2.0 $ 1.7 $ 1.4 $ 1.4 Foreign Ownership $0.7 0.5 0.4 0.4 Total Other Automotive $2.7 $ 2.2 $ 1.8 $ 1.8 Period-end in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding) Credit $39 $20 $17 $16 $16 $0 $20 $40 $60 Millions 1Q07 2Q07 3Q07 4Q07 1Q08 Other Automotive Nonaccrual Loans $7 ($6) ($0) ($0) $0 -$10 -$5 $0 $5 $10 Millions 1Q07 2Q07 3Q07 4Q07 1Q08 Other Automotive Net Credit-related Charge-offs (Recoveries)

Western Midwest Florida Texas Other 3.2 0.8 0.5 0.3 0.4 Franchise Distribution* Toyota / Lexus 22% Honda / Acura 19% Ford 13% General Motors 8% Nissan / Infinity 7% Mercedes 6% Chrysler 5% Other European 5% Other Asian 5% Other** 10% 1Q08 Average Loans Outstanding: $5.2 billion Midwest $0.8B 16% Western $3.2B 63% Texas $0.3B 5% Florida $0.5B 9% Geographic Dispersion * Franchise distribution based on March 31, 2008 period-end outstandings ** "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business Other Markets $0.4B 7% Credit

Consumer Loan Portfolio 8% of total outstandings No subprime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans Net loan charge-offs of $6 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 19 37 44 1Q08: $4.4 billion 1Q08 averages in $billions Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The "other" category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans - Home Equity $1.6B 37% Consumer Loans - Other (2) $0.9B 19% Residential Mortgage Loans (1) $1.9B 44% Credit

Home Equity Portfolio Other Markets Midwest Western Texas Florida 73 15 10 2 76% home equity lines and 24% home equity loans Avg. FICO score of 748 at origination* 83% have CLTV ^ 80%* Average loan vintage is 3.45 years* Geographic Breakdown Midwest 73% Texas 10% Western 15% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 1Q08 averages in $billions Geography based on office of origination 1Q08: $1.6 billion Florida 2% Credit

Increasing Investment Securities Portfolio Consists primarily of AAA mortgage backed Freddie Mac and Fannie Mae securities Average life of 3.7 years Increase in portfolio lowers net interest margin Assists in managing interest rate risk $ in millions 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Average Investment Securities Available-for-Sale 3887 3842 3745 4085 4405 5533 7222 % of Average Earning Assets 0.074 0.0721 0.0705 0.0752 0.0806 0.0977 0.1213 Funding & Capital

Multiple Funding Sources Solid core deposit growth Moody's reaffirmed A1 rating and stable outlook* Federal Home Loan Bank of Dallas Joined February 2008 $2.0 billion advanced with five year term Multi billion dollar funding capacity Tapping into Repo market Funding & Capital Equity Interest Bearing Deposits NIB Deposits M/T & L/T Funding S/T Wholesale Funding 5192 26183 10622 9856 10754 Funding Sources Short-term / Wholesale 17% Interest- bearing Deposits 42% Noninterest- bearing Deposits 17% Medium- and Long- term Debt 16% Equity 8% * As of March 31, 2008 In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the Federal Reserve, including the discount window and the Term Auction Facility

Strong Capital Structure Funding & Capital Common Preferred 91 9 Comerica Common Preferred 79 21 Peer Banks* Tier 1 Capital Composition at 12/31/07 Common Equity 91% Common Equity 79% Preferred 9% Preferred 21% *Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION

12/31/05 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/2008 Comerica 0.0778 0.0754 0.0749 0.0718 0.0701 0.0685 0.0675 Peer Group Median** 0.07 0.0734 0.067 0.0655 0.0639 0.0574 Solid Capital Position Tier 1 Common Capital Ratio History* *Tier 1 Common = (Tier 1 Capital - Preferred Stock) / Risk-adjusted Assets **Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION Tier 1 Common Capital Ratio* of 6.75% within target range of 6.50% - 7.50% 39 consecutive years of dividend increases; Increased dividend 3% on January 22, 2008 Strong capital position relative to Peer Group Funding & Capital

Funding & Capital Stable Debt Ratings As of March 31, 2008 Dominion Moody's Bond Standard Investors Fitch Rating & Poor's Service Ratings Service Comerica Incorporated - Long Term - Senior A A2 A+ A - Short Term A-1 P-1 F1 R-1 (Low) Ratings Outlook Stable Stable Stable Stable Comerica Bank - Long Term - Senior A+ A1 A+ A (High) - Short Term A-1 P-1 F1 R-1 (Mid) Ratings Outlook Stable Stable Stable Stable